UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2006, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5)

Lehman Mortgage Trust 2006-5
(Exact Name of Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $435,681,098 in aggregate principal amount of Class 1-A1, Class 1-A2, Class, 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class AP, Class AX, Class M, Class B1, Class B2, Class B3 and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5 on August 28, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 2, 2006, as supplemented by the Prospectus Supplement dated August 28, 2006 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2006, among Structured Asset Securities Corporation, as depositor, HSBC Bank USA, National Association, as trustee, and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class, 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class AP, Class AX, Class M, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class R, Class X and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $439,396,017 as of August 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On August 28, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$ 1,637,000
Class B5	$ 1,146,000
Class B6	$ 1,146,255
Class LT-R	N/A
Class X	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

4.2
Exchange Trust Agreement, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement, dated as of August 1, 2006, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by HSBC Bank USA, National Association, as Trustee.

99.3
The Interest Rate Cap Agreement, dated as of August 29, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5.

99.4
The Interest Rate Cap Agreement, dated as of August 29, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan Title: Senior Vice President

Dated: August 30, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

4.2
Exchange Trust Agreement, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement, dated as of August 1, 2006, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller, as acknowledged by HSBC Bank USA, National Association, as Trustee.

99.3
The Interest Rate Cap Agreement, dated as of August 29, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5.

99.4
The Interest Rate Cap Agreement, dated as of August 29, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5.